VOYA INVESTORS TRUST

VY® Franklin Income Portfolio

(the “Portfolio”)

Supplement dated February 11, 2019

to the Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class
Prospectus and Summary Prospectus,

each dated May 1, 2018

(the “Prospectus” and collectively the “Prospectuses”)

On January 25, 2019, the Portfolio’s Board of Trustees (the “Board”) approved changes with respect to the Portfolio’s name, sub-adviser, principal investment strategy, portfolio managers, management fee, sub-advisory fee, and expense limits. From March 5, 2019 through the close of business on April 30, 2019, the Portfolio will be in a “transition period” and the transition manager may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time. In addition, these transactions will also result in transactional costs, which will be borne by the Portfolio’s investment adviser.

Effective on or about May 1, 2019, the Portfolio’s Prospectuses are revised as follows:

1.	All references to “VY® Franklin Income Portfolio” are hereby deleted and replaced with “Voya Balanced Income Portfolio.”

2.	The section entitled “Annual Portfolio Operating Expenses” in the summary section of the Portfolio’s Prospectuses is deleted and replaced with the following:

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.55	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.06	0.06	0.06	0.06
Total Annual Portfolio Operating Expenses	%	1.21	0.61	0.86	1.01
Waivers and Reimbursements[2]	%	(0.01)	(0.01)	(0.01)	(0.01)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.20	0.60	0.85	1.00

[1]	Expense information has been restated to reflect current contractual rates.
[2]	The adviser is contractually obligated to limit expenses to 1.20%, 0.60%, 0.85%, and 1.00% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2020. This limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Portfolio’s Board.

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2.	The table in the section entitled “Expense Example” in the summary section of the Portfolio’s Prospectuses is deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$122	383	664	1,465
I	$61	194	339	761
S	$87	273	476	1,060
S2	$102	321	557	1,235

3.	The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is deleted and replaced with the following:

Principal Investment Strategies

Under normal market conditions, the Portfolio intends to invest approximately 60% of its assets in debt securities and approximately 40% of its assets in equity securities (“Target Allocation”). The sub-adviser (“Sub-Adviser”) may deviate from the Target Allocation in light of market conditions or to take advantage of particular opportunities. Generally, the deviations fall within the range of +/- 15% relative to the Target Allocation. The Portfolio may be rebalanced periodically to return to the Target Allocation.

The Portfolio may also invest in derivatives, including options, futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and currency forwards, as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns, and/or assist in managing cash.

Debt Portion

The debt portion of the Portfolio (“Debt Portion”) may include investment-grade securities and below investment-grade securities, commonly referred to as “junk bonds.” Investment grade securities would be rated at least BBB- by S&P Global Ratings or Baa3 by Moody’s Investors Service, Inc. or BBB- by Fitch Ratings or have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or if unrated, would be determined by the Sub-Adviser to be of comparable quality. The Debt Portion may also invest in floating rate loans, and other floating rate debt instruments.

The Debt Portion is not managed relative to an index, instead the Sub-Adviser seeks to produce positive returns across varying market conditions. To seek this goal, the Portfolio has flexibility to invest across a broad range of fixed-income securities and derivatives without regard to a benchmark. The Debt Portion generally maintains a dollar-weighted average duration profile between 0 and 8 years. Duration is the most commonly used measure of risk in debt instruments as it incorporates multiple features of the debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.

The Debt instruments may be issued by various U.S. and non-U.S. public or private sector entities (including those located in emerging market countries). Debt instruments may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset- and mortgage-backed securities, preferred stock, bank certificates of deposit, fixed time deposits, bankers’ acceptances and money market instruments, including money market funds denominated in U.S. dollars or other currencies. Floating rate loans and other floating rate debt instruments include floating rate bonds, floating rate notes, floating rate debentures, and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities.

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Equity Portion

The equity portion of the Portfolio (“Equity Portion”) includes investments primarily in securities of U.S. and non-U.S. issuers included in either the Russell 1000® Index or the MSCI EAFE® Index (each in “Index” and collectively the “Indices”). The Sub-Adviser seeks to maximize total return of the Equity Portion to the extent consistent with maintaining lower volatility than the Indices. Volatility generally measures how much a fund’s returns have varied over a specified time frame.

The Sub-Adviser uses an internally developed quantitative computer model to create U.S. and non-U.S. target universes of equity securities with above average dividend yields compared to their respective Indices (the Russell 1000® Index in the case of the U.S. target universe and the MSCI EAFE® Index in the case of the non-U.S. target universe), and which the Sub-Adviser believes exhibit stable dividend yields within each industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates the target universes, the Sub-Adviser seeks to identify the most attractive securities within each sector by ranking each security relative to other securities within its sector using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the target dividend yields, manage target beta, determine active weights, and neutralize sector exposures in order to create U.S. and non-U.S. equity portfolios that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Indices. Under certain market conditions, the Equity Portion of the Portfolio will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively low level of volatility.

The Portfolio may invest in real estate-related securities, including real estate investment trusts.

In managing both the Debt and Equity Portions, the Portfolio may also invest up to 35% of its net assets in other investment companies that may or may not be affiliated with the investment adviser, including exchange-traded funds, to gain exposure to high yield bonds, emerging markets debt, and other securities to make tactical asset allocations, minimize risk, and assist in managing risk.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33⅓% of its total assets.

4.	The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby revised to delete the following risks: “Focused Investing,” “Foreign Investments,” “Growth Investing,” “Over-the-Counter Investments,” “Value Investing,” and “Zero-Coupon Bonds and Pay-in-Kind Securities.”

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5.	The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby revised to include the following risks:

Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio.

Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Portfolio will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate with its underlying asset as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that central clearing will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to new kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.

Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Portfolio will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Portfolio through another financial institution, or the Portfolio relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, the Portfolio may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Portfolio to meet its redemption obligations. It may also limit the ability of the Portfolio to repay debt, pay dividends, or to take advantage of new investment opportunities.

Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

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Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Portfolio’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Portfolio’s volatility may not be lower than that of the Index during all market cycles due to market factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.

Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.

Sovereign Debt: These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

6.	The following paragraph is included in the section entitled “Performance Information” of the Portfolio’s Prospectus:

The Portfolio’s performance prior to May 1, 2019 reflects returns achieved pursuant to different principal investment strategies. If the Portfolio’s current sub-adviser and strategies had been in place for the prior periods, the performance information shown would have been different.

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7.	The sub-section entitled “Portfolio Management” of the Portfolio’s Prospectuses, is hereby deleted in its entirety and replaced with the following:

Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Vincent Costa, CFA	Brian Timberlake, Ph.D., CFA
Portfolio Manager (since 05/19)	Portfolio Manager (since 05/19)

Paul Zemsky, CFA
Portfolio Manager (since 05/19)

10.	The line item with respect to the Portfolio in the table within the sub-section entitled “Management of the Portfolios – Management Fee” of the Portfolio’s Prospectus is deleted and replaced with the following:

Management Fees
Voya Balanced Income Portfolio[1]	0.75%

[1]	Effective May 1, 2019, the Adviser receives an annual advisory fee equal to 0.55% of the Portfolio’s average daily net assets. Prior to May 1, 2019, the Adviser received an annual advisory fee equal to the following as a percentage of the Portfolio’s average daily net assets: 0.75% on the first $500 million in assets and 0.70% on assets over $500 million.

11.	The sub-section entitled “Management of the Portfolios – The Sub-Advisers and Portfolio Managers – VY® Franklin Income Portfolio” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Voya Investment Management Co. LLC

Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM’s principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2018, Voya IM managed approximately $102.8 billion in assets.

The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio.

Vincent Costa, CFA, Portfolio Manager, also serves as head of the value and global quantitative equities teams and also serves as a portfolio manager for the active quantitative and fundamental large cap value strategies. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, he managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.

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Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research. Prior to this position, Mr. Timberlake was Head of Quantitative Research and before that, a Senior Quantitative Analyst. He joined Voya IM in 2003.

Paul Zemsky, CFA, Portfolio Manager, is Chief Investment Officer of Voya IM’s Multi-Asset Strategies. Mr. Zemsky joined Voya IM in 2005 as head of derivative strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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VOYA INVESTORS TRUST

VY® Franklin Income Portfolio

(the “Portfolio”)

Supplement dated February 11, 2019

to the Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class

Statement of Additional Information (the “SAI”),

dated May 1, 2018

On January 25, 2019, the Portfolio’s Board of Trustees (the “Board”) approved changes with respect to the Portfolio’s name, sub-adviser, principal investment strategy, portfolio managers, management fee, sub-advisory fee, and expense limits. From March 5, 2019 through the close of business on April 30, 2019, the Portfolio will be in a “transition period” and the transition manager may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time. In addition, these transactions will also result in transactional costs, which will be borne by the Portfolio’s investment adviser.

Effective on or about May 1, 2019, the Portfolio’s SAI is revised as follows:

1.	All references to “VY® Franklin Income Portfolio” are hereby deleted and replaced with “Voya Balanced Income Portfolio.”

2.	The following line item is added to the table in the sub-section entitled “History of the Company – Portfolio Name Changes During the Past Ten Years:”

Portfolio	Former Name	Date of Change
Voya Balanced Income Portfolio	VY® Franklin Income Portfolio	May 1, 2019
	ING Franklin Income Portfolio	May 1, 2014

3.	The information with respect to VY® Franklin Income Portfolio in the table of the section entitled “Supplemental Description of Portfolio Investments and Risks” is deleted in its entirety and replaced with the following:

ASSET CLASS/INVESTMENT TECHNIQUE	Voya Balanced Income Portfolio
Equity Securities
Commodities
Common Stocks	X
Convertible Securities	X
Initial Public Offerings	X
Master Limited Partnerships
Other Investment Companies and Pooled Investment Vehicles	X
Preferred Stocks	X
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X
Small- and Mid-Capitalization Issuers	X
Special Situation Issuers
Trust Preferred Securities	X
Debt Instruments

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ASSET CLASS/INVESTMENT TECHNIQUE	Voya Balanced Income Portfolio
Asset-Backed Securities	X
Bank Instruments	X
Commercial Paper	X
Corporate Debt Instruments	X
Credit-Linked Notes	X
Custodial Receipts and Trust Certificates
Delayed Funding Loans and Revolving Credit Facilities
Event-Linked Bonds
Floating or Variable Rate Instruments	X
Guaranteed Investment Contracts	X
High Yield Securities	X
Inflation-Indexed Bonds
Inverse Floating Rate Securities	X
Mortgage-Related Securities	X
Municipal Securities	X
Senior and Other Bank Loans	X
U.S. Government Securities and Obligations	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X
Foreign Investments
Depositary Receipts	X
Emerging Market Investments	X
Eurodollar and Yankee Dollar Instruments	X
Foreign Currencies	X
Sovereign Debt	X
Supranational Entities	X
Derivative Instruments
Forward Commitments	X
Futures Contracts	X
Hybrid Instruments	X
Options	X
Participatory Notes
Rights and Warrants	X
Swap Transactions and Options on Swap Transactions	X
Other Investment Techniques
Borrowing	X
Illiquid Securities	X
Participation on Creditors Committees
Repurchase Agreements	X
Restricted Securities	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending	X
Short Sales	X
To Be Announced Commitments	X
When-Issued Securities and Delayed-Delivery Transactions	X

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4.	The following information is included in the sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions – Non-Fundamental Investment Restrictions:”

Voya Balanced Income Portfolio

The Portfolio:

1.	may invest in over-the-counter options subject to the Portfolio’s limitation on investment in illiquid securities measured at the time of purchase.
2.	invest no more than 15% of the Portfolio’s net assets comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities.
3.	may invest in reverse repurchase agreements, together with other permitted borrowing, up to 33 1/3% of the Fund’s total assets.
4.	may, in order to generate additional income, lend portfolio securities in an amount up to 33 1/3% of total Portfolio assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Adviser or Sub-Adviser. No lending may be made with any companies affiliated with the Adviser or a Sub-Adviser.
5.	may purchase or sell securities on a when-issued (for the purpose of acquiring portfolio securities and not for the purpose of leverage) or a delayed delivery basis (generally 15 to 45 days after the commitment is made).

5.	The line item with respect to the Portfolio in the table of the sub-section entitled “Adviser – Management Fees” of the Portfolio’s SAI is deleted and replaced with the following:

Portfolio	Annual Management Fee
Voya Balanced Income Portfolio	0.55% of the Portfolio’s average daily net assets.

6.	The second paragraph of the sub-section entitled “Adviser – Management Fee Waivers” of the Portfolio’s SAI is hereby revised to remove all references to VY® Franklin Income Portfolio.

7.	The line item with respect to the Portfolio in the table of the sub-section entitled “Sub-Adviser – Sub-Advisory Fees” of the Portfolio’s SAI is deleted and replaced with the following:

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
Voya Balanced Income Portfolio	Voya IM	0.248% of the Portfolio’s average daily net assets.

8.	The second paragraph following the table of the sub-section entitled “Sub-Adviser – Sub-Advisory Fees” of the Portfolio’s SAI is hereby deleted.

9.	The last paragraph of the sub-section entitled “Sub-Adviser– Aggregation” of the Portfolio’s SAI is hereby deleted.

10.	The sub-section entitled “Sub-Adviser – Portfolio Management – VY® Franklin Income Portfolio and VY® Templeton Global Growth Portfolio” of the Portfolio’s SAI is hereby revised to remove all references to VY® Franklin Income Portfolio.

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11.	The following information is included in the sub-section entitled “Sub-Adviser – Portfolio Management” of the Portfolio’s SAI:

Voya Balanced Income Portfolio

Sub-Advised by Voya IM

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2018:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Vincent Costa	15	$8,943,477,035	10	$1,340,689,758	9	$499,406,868
Brian Timberlake	5	$1,534,094,226	0	$0	0	$0
Paul Zemsky	47	$14,686,993,265	100	$2,638,128,867	0	$0

Potential Material Conflict of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

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Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.

Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

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Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

For Voya Balanced Income Portfolio, Voya IM has defined a blended benchmark of 60% Bloomberg Barclays U.S. aggregate Bond Index, 30% Russell 1000® Index, and 10% MSCI EAFE® Index as the benchmark index for the investment team.

Ownership of Securities

The following table shows the dollar range of equity securities of the Portfolio beneficially owned by each portfolio manager as of December 31, 2018 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Vincent Costa, CFA	None
Brian Timberlake, Ph.D., CFA	None
Paul Zemsky, CFA	None

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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